UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2015

OSL HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Nevada	001-32658	98-0441032
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

81 Big Oak Road, Suite 116 Yardley, PA 19067
(Address of Principal Executive Offices)

(845) 363-6776

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On August 13, 2015, OSL Holdings Inc. (the “Company”) entered into a Letter of Intent (the “LOI”) with HealthSol Limited, a British Virgin Islands company (“HealthSol”), pursuant to which the Company and HealthSol intend to enter into an unincorporated joint venture or other similar agreement. The Company and HealthSol intend to develop and market a mobile-to-mobile payment solution to solve current cash-only issues for the pain management and alternative medicine marketplace, subject to and in accordance with the terms of a definitive agreement.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1*	Letter of Intent, dated August 13, 2015

* filed herewith

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSL HOLDINGS INC.

Date: August 18, 2015	By:	/s/ Robert H. Rothenberg
Robert H. Rothenberg
Chief Executive Officer